2015 Fourth Quarter and Full Year Results Acquisition of TransFirst January 26, 2016 © 2016 Total System Services, Inc.® All rights reserved worldwide. Exhibit 99.2

© 2016 Total System Services, Inc.® All rights reserved worldwide. > Cautionary Note Regarding Forward-Looking Statements This presentation contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements include, among others, statements about TSYS’ expected future operating results, the benefits of the proposed acquisition of TransFirst (including the expected impact of the acquisition on TSYS' revenue and earnings), the expected growth rate of the merchant acquiring market, and the expected timing for closing the acquisition. These statements are based on the current beliefs and expectations of TSYS' and TransFirst's management, as applicable, and are subject to known and unknown risks and uncertainties. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Actual results may differ materially from those contemplated by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including our ability to achieve expected synergies and successfully complete the integration of TransFirst, events that could give rise to a termination of the stock purchase agreement for the acquisition or to the failure to receive any necessary approvals or financing for the acquisition, the outcome of any litigation related to the acquisition, the level of expenses and other charges related to the acquisition and related financing transactions, and the other risks and uncertainties discussed in TSYS’ filings with the SEC, including its 2014 Annual Report on Form 10-K. There can be no assurance that the acquisition will be completed, or if it is completed, that it will be completed within the anticipated time period or that the expected benefits of the acquisition will be realized. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

© 2016 Total System Services, Inc.® All rights reserved worldwide. > Non-GAAP Financial Measures Throughout this presentation, we reference certain non-GAAP financial measures, including revenues before reimbursable items, operating margin excluding reimbursable items, revenues measured on a constant currency basis, free cash flow, EBITDA, adjusted EBITDA, adjusted earnings per share, adjusted segment operating income and adjusted segment operating margin. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. Please refer to the Appendix to this presentation for a discussion of these non-GAAP financial measures as well as a reconciliation of those measures to the most directly comparable financial measure presented in accordance with U.S. GAAP. This presentation also references certain combined financial measures which do not reflect any adjustments resulting from the proposed transaction and do not represent a “pro forma” amount determined in accordance with the SEC’s rules and regulations, including Article 11 of Regulation S-X.

> AGENDA © 2016 Total System Services, Inc.® All rights reserved worldwide. Introduction M. Troy Woods, Chief Executive Officer, TSYS 2015 Fourth Quarter and Full Year Results; 2016 Guidance Paul Todd, Chief Financial Officer, TSYS Transaction Overview and Strategic Rationale M. Troy Woods, Chief Executive Officer, TSYS TransFirst Overview John Shlonsky, President and Chief Executive Officer, TransFirst Financial Considerations Paul Todd, Chief Financial Officer, TSYS

Introduction M. Troy Woods Chief Executive Officer, TSYS © 2016 Total System Services, Inc.® All rights reserved worldwide.

2015 Fourth Quarter and Full Year Results; 2016 Guidance Paul Todd Chief Financial Officer, TSYS © 2016 Total System Services, Inc.® All rights reserved worldwide.

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. (*) Adjusted EBITDA , Adjusted EBITDA margin and Adjusted EPS definitions are contained in Appendix > CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS $716,843 $635,104 12.9 % Total Revenues $2,779,541 $2,446,877 13.6% 645,095 569,301 13.3 Revenues Before Reimbursable Items 2,499,349 2,192,978 14.0 195,031 193,738 0.7 Adjusted EBITDA* 833,920 712,267 17.1 $0.57 $0.58 (1.6) Adjusted EPS* from Continuing Operations $2.46 $1.96 25.5 (in thousands, except per share data) 4rth Qtr 2015 4th Qtr 2014 Percent Change YTD 2015 YTD 2014 Percent Change

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Double digit revenue growth Strong cross segment delivery of performance Record volume gains ($ in millions) (*) Revenues Before Reimbursable Items ($ in millions) 37.3% Adjusted Operating Income Operating Margin* 34.2% 8.5% 8.4% 11.8% > 4Q 2015 CONSOLIDATED HIGHLIGHTS 15.6% 15.1% 13.3%

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Revenue – 6th straight quarter of record-setting results and double digit growth Record level of Traditional AOF at 415.1M Transactions – 6th straight quarter of record-setting volume Record year for Revenue, Operating Income and Transactions (in millions) 17.2% 17.1% 18.5% 19.1% 17.4% 18.1% 14.1% 16.6% 31.8% 49.4% t ($ in millions) (*) Revenues Before Reimbursable Items ($ in millions) Adjusted Segment Operating Income Operating Margin* 9.1% 8.7% 10.9% 14.5% 18.7% > 4Q 2015 NORTH AMERICA SEGMENT HIGHLIGHTS (t) Growth Excluding Prepaid, Government Services and Single Use Accounts 32.8% 46.3% 23.1% 21.8% 26.6% 36.9% 18.9% 37.3% 17.5%

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Revenue down (0.6%) constant currency Up 6.3% excluding 4Q14 one-time item AOF increased 17.8% Transactions increased 7.0% Strong operating margin growth excluding 4Q14 one-time item Delivered annual operating margin of 18.1% 84% (in millions) 8.9% 7.5% 8.1% 12.7% 16.1% Adjusted Segment Operating Income Operating Margin* ($ in millions) Reported Constant Currency (*) Revenues Before Reimbursable Items ($ in millions) 0.5% (4.6%) 10.6% 1.8% 12.2% 4.4% 2.5% 5.7% (4.0%) 5.1% > 4Q 2015 INTERNATIONAL SEGMENT HIGHLIGHTS 18.5% (1.0%) 9.4% (1.1%) 7.9% 16.9% 17.8% (6.2%) (0.6%)

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Revenue up 13.4% Revenue mix: 61% Direct; 39% Indirect SBS Sales Volume at $6.4B, up 11.3% YOY POS transactions increased 11.2%, excluding deconverted accounts (*) Revenues Before Reimbursable Items ($ in millions) Adjusted Segment Operating Income Operating Margin* ($ in millions) (4.3%) (4.1%) 1.2% (2.4%) 5.5% > 4Q 2015 MERCHANT SEGMENT HIGHLIGHTS 8.8% 7.6% 9.9% Segment Revenue by LOB YOY Growth % ($ in millions) 4% (14%) 1% (10%) 4% (2%) (9%) 3% (4%) 13% 16% (0%) 14% (1%) Direct Indirect 13.4% 15% 10%

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Gross Dollar Volume (GDV) up 21.3% Total active cards at 3.9M, up 21.1% Direct deposit active cards at 1.9M, up 17.7% Added over 7,000 distributing locations and employers ($ in billions) Gross Dollar Volume YOY Growth % Adjusted Segment Operating Income Operating Margin Segment Revenue YOY Growth % ($ in millions) ($ in millions) > 4Q 2015 NETSPEND SEGMENT HIGHLIGHTS 19.5% 22.3% (1%) 21.3%

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. > SEGMENT OPERATING MARGIN AND CONSOLIDATED ADJUSTED OPERATING MARGIN Revenues before Reimbursable Items Adjusted Operating Margin Adjusted Segment Operating Income North America $104,162 $300,265 34.69% International 21,381 87,126 24.54% Merchant 33,033 122,053 27.06% NetSpend 28,614 144,034 19.87% Eliminations -- (8,383) Corporate administration excluding stock comp (36,285) -- Adjusted operating margin $150,905 $645,095 23.39% Amortization of acquisition intangibles (22,920) Share-based compensation (10,080) Operating income (US GAAP) $117,905 (in thousands) Three Months Ended December 31, 2015

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. > SEGMENT OPERATING MARGIN AND CONSOLIDATED ADJUSTED OPERATING MARGIN Revenues before Reimbursable Items Adjusted Operating Margin Adjusted Segment Operating Income North America $429,064 $1,147,254 37.40% International 60,087 331,159 18.14% Merchant 150,225 474,040 31.69% NetSpend 137,837 580,377 23.75% Eliminations -- (33,481) Corporate administration excluding stock comp (109,035) -- Adjusted operating margin $668,178 $2,499,349 26.73% Amortization of acquisition intangibles (92,522) Stock-based compensation (41,549) Operating income (US GAAP) $534,107 (in thousands) Twelve Months Ended December 31, 2015

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. > ROLLFORWARD OF QUARTERLY CASH BALANCE $200 $500 $100 $0 $300 Operating Activities $140 Cap Ex ($67) Debt Pmts ($13) Dividends ($18) Ending Balance $389 (in millions) 9/30/2015 12/31/2015 $400 Beginning Balance $448 Share Repurchase ($159) $700 $600 Other $58

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. > CASH FLOW STRENGTH: 2015 Consolidated Financial Highlights (in millions) (TTM = Trailing Twelve Months)

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Range Range Percent Change Total Revenues $2,900 to $2,946 4 % to 6 % Revenues Before Reimbursable Items $2,624 to $2,674 5 % to 7 % Adjusted EPS attributable to TSYS common shareholders from continuing operations $2.56 to $2.62 4 % to 7 % Average Basic Weighted Shares 184.5 (in millions, except per share data) (*) See Appendix for guidance assumptions > 2016 GUIDANCE*

Transaction Overview and Strategic Rationale M. Troy Woods Chief Executive Officer, TSYS © 2016 Total System Services, Inc.® All rights reserved worldwide.

© 2016 Total System Services, Inc.® All rights reserved worldwide. Winning Combination of Technology, Scale and Partner-Centric Distribution

© 2016 Total System Services, Inc.® All rights reserved worldwide. > Transaction overview Creates winning combination of technology, scale and distribution Accelerates growth in integrated payments Strengthens sales and distribution through expanded partnership network Enhances access to high-growth markets and attractive verticals Compelling Combination & Strategic Fit Immediately accretive transaction Delivers revenue growth and adjusted EPS growth Valuation and synergies combine to drive significant shareholder value Highly Attractive Financial Benefits Key Metrics & Timeline $2.35 billion all-cash consideration ~3.9x debt / 2015 TTM PF adjusted EBITDA Expected to close in Q2 2016

> HIGHLY ATTRACTIVE GROWTH MARKET Merchant acquiring: large and fast-growing Integrated Payments 12% Large SMB © 2016 Total System Services, Inc.® All rights reserved worldwide. $13 BILLION* 2014 eCommerce Acquiring Industry U.S. GDP 10% 5% 2-3% *Total Addressable Market by net revenue. SMB estimated to be $10 billion. Notes: Market growth forecast based on 2014-2019 CAGRs Source: First Annapolis Consulting, Economist Intelligence Unit

ü $54 billion in sales volume 410,000 merchant outlets 683 million transactions ü ü > OUR MERCHANT TRANSFORMATION TSYS TSYS + TRANSFIRST © 2016 Total System Services, Inc.® All rights reserved worldwide. Emerging presence in integrated payments, e-commerce and omni-commerce #3 in U.S. in integrated payments* with enhanced e-commerce and omni-commerce capabilities PRIORITIES Business 60% Direct / 40% Indirect 81% Direct / 19% Indirect Reliance on self-sourced lead generation Partner-centric distribution focused on high-growth verticals Scale Growth Profile Mid-single digit High-single digit Positioned in High-Growth Areas ü ü Distribution $117 billion in sales volume 645,000 merchant outlets 1.2 billion transactions *Pro forma ranking per First Annapolis Consulting and based on 2014 net revenue (gross revenue less interchange, assessments and card brand pass-throughs)

> ESTABLISHES TSYS’ LEADERSHIP POSITION IN ACQUIRING 1,300 distribution partners Rich ecosystem of independent software vendors (ISVs), value added resellers (VARs) and financial institutions Expertise in partner-centric distribution Specialized capabilities and expertise Innovative products focused on high-growth verticals Proprietary platform with single point of access Improved e-commerce and omni-commerce offering Increased opportunity for merchant retention, partner satisfaction and cross-sell © 2016 Total System Services, Inc.® All rights reserved worldwide. U.S. Merchant Provider based on Net Revenue* EXPANDED SALES AND DISTRIBUTION NETWORK STRONGER INTEGRATED TECHNOLOGY PARTNER ENHANCED MULTI-CHANNEL PAYMENT SOLUTIONS #6 *Pro forma ranking per First Annapolis Consulting and based on 2014 net revenue (gross revenue less interchange, assessments and card brand pass-throughs)

> CREATES STRONG & BALANCED PORTFOLIO


ISSUER PROCESSING
MERCHANT SERVICES
TSYS
PREPAID PROGRAM MANAGEMENT

ISSUER PROCESSING

- → #1 in U.S. third-party credit
- → #2 in Europe
- → Blue chip relationships and 400+ global clients

MERCHANT SERVICES

- → #6 U.S. merchant solutions provider based on net revenue
- → 645,000 merchant outlets
- → ~$117 billion annual transaction volume

PREPAID PROGRAM MANAGEMENT

- → #1 program manager based on GDV
- → 96,000 distributing employers and locations
- → ~4 million cardholders

© 2016 Total System Services, Inc.® All rights reserved worldwide.

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TransFirst Overview John Shlonsky President and Chief Executive Officer, TransFirst © 2016 Total System Services, Inc.® All rights reserved worldwide.

> VALUE PROPOSITION © 2016 Total System Services, Inc.® All rights reserved worldwide. Unique value proposition drives strong revenue growth and merchant retention Expertise In Partner-centric Distributions Proprietary Integrated Technology Partner Multi-channel Payment Solutions Economic alignment Collaborative approach Merchant stickiness + Culture of Service and Operating Excellence One partner Single access point Seamless integration Customized solutions Grow with merchants Value-added functions +

Proprietary Product Delivery System Clearing & Settlement Reporting & Analytics Portal Boarding Front-end Back-end Reporting © 2016 Total System Services, Inc.® All rights reserved worldwide. > TRANSFIRST ECOSYSTEM Single touch point across multiple channels provides differentiated service model Software Integration Virtual Terminal Proprietary iPOS / Register Mobile Hosted Payment Terminal Shopping Cart Health VAR Not-for- Profit Government Bank ISO Agent ecommerce .org Association INTEGRATED TECHNOLOGY PARTNERS REFERRAL PARTNERS MULTI-CHANNEL PROCESSING CAPABILITIES Electronic Merchant/Partner Boarding Tool TRANSFIRST ENGINE

> GREAT FIT ACROSS THE BOARD © 2016 Total System Services, Inc.® All rights reserved worldwide. Strong cultural fit with shared vision and values Seamless integration transition Enhanced offerings for merchants and partners Fosters a holistic approach to payments

Financial Considerations Paul Todd Chief Financial Officer, TSYS © 2016 Total System Services, Inc.® All rights reserved worldwide.

> FINANCIAL CONSIDERATIONS

VALUATION

- $2.35 billion enterprise value
- Implied multiple of 13.8x 2016E adjusted EBITDA before synergies

FINANCING

- All cash offer
- Pro forma debt of $3.8 billion
- Expected leverage of ~3.9x debt / 2015 TTM PF adjusted EBITDA
- Strong cash flow generation supports de-levering
- Fully committed financing

PRO FORMA

- Expect low double-digit accretion to adjusted EPS*
- Projected $25 million in annualized cost synergies in 2018, driving significant shareholder value

CLOSING

- Transaction expected to close in Q2 2016
- Completion subject to regulatory approvals and other customary closing conditions

2015 Pro Forma Combined Revenues**


NETSPEND
NORTH AMERICA
TSYS
TSYS MERCHANT + TRANSFIRST
INTERNATIONAL
~1/3 Pro Forma Combined Revenues

*For the first 12-month period following closing, excluding one-time acquisition-related fees and expenses.

**Represents net revenue, which excludes reimbursables and interchange & assessments; and is based on unaudited financial information.

© 2016 Total System Services, Inc.® All rights reserved worldwide.

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> COMPELLING STRATEGIC RATIONALE © 2016 Total System Services, Inc.® All rights reserved worldwide. Highly attractive growth market Establishes leadership position in merchant solutions Accelerates growth in integrated payments and strengthens partnership distribution capabilities Significant value creation Proven management team and track record ü ü ü ü ü

Q&A © 2016 Total System Services, Inc.® All rights reserved worldwide.

Appendix © 2016 Total System Services, Inc.® All rights reserved worldwide.

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and NetSpend merger & acquisition expenses. Adjusted EPS is adjusted earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and NetSpend merger & acquisition expenses. Adjusted segment operating income is operating income at the segment level adjusted for amortization of acquisition intangibles. Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items. The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons: adjusted EBITDA and adjusted EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and securities analysts use adjusted EBITDA and adjusted EPS as supplemental measures to evaluate the overall operating performance of companies. By comparing the Company’s adjusted EBITDA and adjusted EPS in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations. The Company’s management uses the non-GAAP financial measures: as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations; for planning purposes, including the preparation of the Company’s annual operating budget; to allocate resources to enhance the financial performance of the Company’s business; to evaluate the effectiveness of the Company’s business strategies; and in communications with the Company’s board of directors concerning the Company’s financial performance. > APPENDIX: Non-GAAP Items – Adjusted EBITDA and Adjusted EPS

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Consumer Credit 382.1 270.0 41.5 382.1 373.6 2.3 Retail 26.1 28.4 (7.9) 26.1 25.4 2.8 Total Consumer 408.2 298.4 36.8 408.2 399.0 2.3 Commercial 45.4 41.6 9.2 45.4 44.1 3.1 Other 26.6 22.4 18.8 26.6 24.8 6.9 Subtotal 480.2 362.4 32.5 480.2 467.9 2.6 Prepaid*/ Stored Value 97.2 127.3 (23.7) 97.2 133.8 (27.3) Government Services 79.3 67.4 17.8 79.3 78.7 0.9 Commercial Card Single Use 75.8 59.6 27.1 75.8 80.0 (5.2) Total AOF 732.5 616.7 18.8 732.5 760.4 (3.7) (in millions) Dec 2015 Dec 2014 % Change Dec 2015 Sep 2015 % Change (* - Prepaid does not include NetSpend accounts) > APPENDIX: Accounts on File Portfolio Summary

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. > APPENDIX: Non-GAAP Reconciliation – Revenues Before Reimbursable Items Three Months Ended Twelve Months Ended 12/31/15 12/31/14 12/31/15 12/31/14 Total Revenues $716,843 $635,104 $2,779,541 $2,446,877 Reimbursable Items 71,748 65,803 280,192 253,899 Revenues Before Reimbursable Items $645,095 $569,301 $2,499,349 $2,192,978 (in thousands)

2015 Fourth Quarter and Full Year Results

> APPENDIX: Non-GAAP Reconciliation – Adjusted Segment Operating Income and Operating Margin

(in thousands)	Three Months Ended		Twelve Months Ended	
	12/31/15	12/31/14	12/31/15	12/31/14
Operating income	$117,905	$122,773	$534,107	$431,640
Add: Acquisition intangible amort	22,920	24,166	92,522	96,971
Add: Corporate admin and other	46,365	39,671	150,584	141,181
Total segment adjusted operating income	$187,190	$186,610	$777,213	$669,792
By segment: North America services (a)	$104,162	$99,620	$429,064	$351,512
International services (b)	$21,381	$22,849	$60,087	$55,123
Merchant services (c)	$33,033	$31,399	$150,225	$134,872
NetSpend (d)	$28,614	$32,742	$137,837	$128,285
Total revenues	$716,843	$635,104	$2,779,541	$2,446,877
Reimbursable items	(71,748)	(65,803)	(280,192)	(253,899)
Total segment revenues before reimbursable items	$645,095	$569,301	$2,499,349	$2,192,978
Intersegment revenues	8,383	5,975	33,481	21,224
By segment: North America services (e)	$300,265	$255,539	$1,147,254	$954,082
International services (f)	$87,126	$92,895	$331,159	$341,785
Merchant services (g)	$122,053	$107,677	$474,040	$435,649
NetSpend (h)	$144,034	$119,165	$580,377	$482,686
Adjusted segment operating margin:				
North America services (a) / (e)	34.69%	38.98%	37.40%	36.84%
International services (b) / (f)	24.54%	24.60%	18.14%	16.13%
Merchant services (c) / (g)	27.06%	29.16%	31.69%	30.96%
NetSpend (d) / (h)	19.87%	27.48%	23.75%	26.58%

© 2016 Total System Services, Inc.® All rights reserved worldwide.

37

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. (1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period. (2) Reflects the impact of calculated changes in foreign currency rates from the comparable period. > APPENDIX: Non-GAAP Reconciliation – Constant Currency Twelve Months Ended 12/31/15 12/31/14 Percentage Change Three Months Ended 12/31/15 12/31/14 Percentage Change (in thousands) Consolidated: Constant Currency (1) 722,581 $635,104 13.8% $2,810,999 $2,446,877 14.9 % Foreign Currency (2) (5,738) --- (31,458) --- Total Revenues $716,843 $635,104 12.9% $2,779,541 $2,446,877 13.6 % International Services: Constant Currency (1) $98,707 $98,650 0.1% $385,676 $363,359 6.1 % Foreign Currency (2) (5,579) --- (30,951) --- Total Revenues $93,128 $98,650 (5.6%) $354,725 $363,359 (2.4%)

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. (1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period. (2) Reflects the impact of calculated changes in foreign currency rates from the comparable period. > APPENDIX: Non-GAAP Reconciliation – Constant Currency Twelve Months Ended 12/31/15 12/31/14 Percentage Change Three Months Ended 12/31/15 12/31/14 Percentage Change (in thousands) Consolidated: Constant Currency (1) $650,484 $569,301 14.3% $2,528,775 $2,192,978 15.3 % Foreign Currency (2) (5,389) --- (29,426) --- Revenues before reimbursable items $645,095 $569,301 13.3% $2,499,349 $2,192,978 14.0 % International Services: Constant Currency (1) $87,126 $92,895 (6.2%) $331,159 $341,785 (3.1%) Foreign Currency (2) (5,231) --- (28,918) --- Revenues before Reimbursable Items $92,357 $92,895 (0.6%) 360,077 $341,785 5.4%

> APPENDIX: Non-GAAP Reconciliation – EBITDA and Adjusted EBITDA 2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. (in thousands) Three Months Ended Twelve Months Ended Dec 2015 Dec 2014 Dec 2015 Dec 2014 Net income : As reported (GAAP) (a) $84,716 $81,242 $369,041 $329,406 Adjusted for: Deduct: Income from discontinued operations (1,411) 3,338 (1,411) (48,655) Deduct: Equity in Income of Equity Investments (6,797) (5,751) (22,106) (17,583) Add: Income Taxes 32,160 35,428 151,364 129,761 Add: Nonoperating expenses 9,237 8,516 37,219 38,711 Add: Depreciation and amortization 67,046 63,191 258,264 246,620 EBITDA $184,951 $185,964 $792,371 $678,260 Adjust for: Add: Share-based compensation 10,080 7,771 41,549 30,790 Add: NetSpend M&A expenses -- 3 -- 3,217 Adjusted EBITDA $195,031 $193,738 $833,920 $712,267 Add/deduct: State tax credits and related expenses 181 -- (14,903) -- Adj. EBITDA without impact of state tax credits and related expenses $195,212 $193,738 $819,017 $712,267

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. > APPENDIX: Non-GAAP Reconciliation – Adjusted EPS (in thousands) Three Months Ended Twelve Months Ended Dec 2015 Dec 2014 Dec 2015 Dec 2014 Income from continuing operations available to TSYS Common Shareholders: As reported (GAAP) (a) $81,417 $83,198 $362,633 $275,216 Adjusted for amounts attributable to TSYS common shareholders (net of taxes): Acquisition intangible amortization 15,580 17,747 61,525 65,127 Share-based compensation 6,933 5,777 27,954 20,944 NetSpend M&A expenses -- 3 -- 3,115 Adjusted earnings (b) $103,930 $106,725 $452,112 $364,402 Federal and state tax credits and related expenses, net of tax 118 -- (23,440) -- Adjusted EPS without impact of state tax credits and related expenses (c) $104,048 $106,725 $428,672 $364,402 Average common shares outstanding and participating securities (d) 183,376 185,221 184,082 186,222 Basic EPS Available to TSYS Common Shareholders (a) / (d) $0.44 $0.45 $1.97 $1.48 Adjusted EPS Available to TSYS Common Shareholders (b) / (d) $0.57 $0.58 $2.46 $1.96 Adjusted EPS without impact of tax credits Available to TSYS Common Shareholders (c) / (d) $0.57 $0.58 $2.33 $1.96

2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Twelve Months Ended 12/31/2015 Cash flows from operating activities $600,194 Less: Purchases of property and equipment (54,640) Additions to licensed computer software from vendors (50,728) Additions to internally developed computer software (39,219) Additions to contract acquisition costs (58,728) Free cash flow $396,879 (in thousands) > APPENDIX: Non-GAAP Reconciliation – Free Cash Flow

> APPENDIX: Non-GAAP Reconciliation – EBITDA and Adjusted EBITDA 2015 Fourth Quarter and Full Year Results © 2016 Total System Services, Inc.® All rights reserved worldwide. Twelve Months Ended 12/31/2015 Net Income $369,041 Adjusted for: Add: Discontinued operations (1,411) Deduct: Equity in Income of Equity Investments (22,106) Add: Income Taxes 151,364 Add: Nonoperating expense 37,219 Add: Depreciation and Amortization 258,264 EBITDA $792,371 Adjust for: Share-based compensation 41,549 Adjusted EBITDA $833,920 (in thousands) * Excludes share-based compensation

> APPENDIX: 2016 Guidance Assumptions © 2016 Total System Services, Inc.® All rights reserved worldwide. The guidance assumes: There will be no significant movements in the London Interbank Offered Rate and TSYS will not make any significant draws on the remaining balance of its credit facility; There will be no significant movement in foreign currency exchange rates related to TSYS’ business; TSYS will not incur significant expenses associated with the conversion of new large clients, additional acquisitions, or any significant impairment of goodwill or other intangibles; There will be no deconversions of large clients during the year other than as previously disclosed; and The economy will not worsen. Additionally, the impact of any future share repurchases is not included. 2015 Fourth Quarter and Full Year Results